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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
East West Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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East West Bancorp, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2004

        Notice is hereby given that the annual meeting (the "Meeting") of the stockholders of East West Bancorp, Inc. (the "Company") will be held at The Ritz-Carlton Huntington Hotel, 1401 South Oak Knoll Avenue, Pasadena, California on Monday, May 17, 2004, beginning at 3:00 p.m. for the following purposes:

  1.
  Election of Directors. The election of two persons as directors for terms expiring in 2007 and to serve until his or her successors are elected and qualified, as more fully described in the accompanying Proxy Statement;

  2.
  Ratification of Auditors. Ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors.

  3.
  Other Business. The transaction of such other business as may properly come before the Meeting or any postponement or adjournment of the Meeting.

        Properly signed proxy cards permit the proxy holder named therein to vote on such other business as may properly come before the Meeting and at any and all adjournments thereof, in their discretion. As of the date of mailing, the Board of Directors of the Company is not aware of any other matters that may come before the Meeting.

        Only those stockholders of record at the close of business on March 26, 2004 shall be entitled to notice of and to vote at the Meeting.

        YOUR VOTE IS VERY IMPORTANT. STOCKHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

By order of the Board of Directors

DOUGLAS P. KRAUSE Executive Vice President, General Counsel and Corporate Secretary
San Marino, California

March 29, 2004

East West Bancorp, Inc.
415 Huntington Drive
San Marino, California 91108
(626) 583-3500

PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS

To be held May 17, 2004

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board of Directors" or "Board") of East West Bancorp, Inc. (the "Company") for use at its annual meeting ("Meeting") of stockholders to be held on May 17, 2004 at The Ritz-Carlton Huntington Hotel, 1401 South Oak Knoll Avenue, Pasadena, California, at 3:00 p.m. and at any adjournment thereof. This Proxy Statement and the enclosed proxy card ("Proxy") and other enclosures are first being mailed to Stockholders on or about April 9, 2004. Only stockholders of record on March 26, 2004 ("Record Date") are entitled to vote in person or by proxy at the Meeting or any adjournment thereof. The mailing address of the Company's principal executive office is 415 Huntington Drive, San Marino, CA 91108.

Matters to be Considered

        The matters to be considered and voted upon at the Meeting will be:

  1.
  Election of Directors. The election of two persons as directors for terms expiring in 2007 and to serve until his or her successors are elected and qualified. The Board of Directors' nominees are:

Julia Gouw
Peggy Cherng

  2.
  Ratification of Auditors. Ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors.

  3.
  Other Business. The transaction of such other business as may properly come before the Meeting or any postponement or adjournment of the Meeting.

Costs of Solicitation of Proxies

        This solicitation of Proxies is made on behalf of the Board of Directors of the Company and the Company will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in this solicitation of Proxies also will be borne by the

Company. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with it in connection with the solicitation of Proxies.

Outstanding Securities and Voting Rights; Revocability of Proxies

        The authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $.001 per share ("Common Stock"), of which 25,093,652 shares were issued and outstanding on the Record Date, and 5,000,000 shares of serial preferred stock, par value $.001 per share, of which no shares were issued and outstanding on the Record Date. A majority of the outstanding shares of Common Stock constitutes a quorum for the conduct of business at the Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Each Stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the stockholders.

        The Company's Certificate of Incorporation does not authorize cumulative voting. For the election of directors, the two persons receiving the highest number of votes "FOR" will be elected. Accordingly, abstentions from voting and votes "WITHHELD" in the election of directors have no legal effect.

        Unless otherwise required by law, the Certificate of Incorporation, or Bylaws, the ratification of auditors and other proposals that may properly come before the Meeting require the affirmative vote of the majority of shares present in person or by proxy at the Meeting and entitled to vote.

        A Proxy for use at the Meeting is enclosed. The Proxy must be signed and dated by you or your authorized representative or agent. You may revoke a Proxy at any time before it is exercised at the Meeting by submitting a written revocation to the Secretary of the Company or a duly executed Proxy bearing a later date or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

        If you hold your Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote your Common Stock, your broker or nominee may, in its discretion, vote your Common Stock "FOR" the election of the Board of Director's nominee.

        Unless revoked, the shares of Common Stock represented by properly executed Proxies will be voted in accordance with the instructions given thereon. In the absence of any instruction in a properly executed Proxy, your shares of Common Stock will be voted "FOR" the election of the nominee for director set forth herein.

        The enclosed Proxy confers discretionary authority with respect to matters incident to the Meeting and any other proposals which management did not have notice of at least 45 days prior to the date on which the Company mailed its proxy material for last year's annual meting of stockholders. As of the date hereof, management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors.

BENEFICIAL STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of Common Stock as of the Record Date by (i) each person known to the Company to own more than 5% of the outstanding Common Stock, (ii) the directors and nominees for director of the Company, (iii) the Chief Executive Officer and other executive officers of the Company and its subsidiaries whose total annual compensation in 2003 exceeded $100,000 (the "Named Executives"), and (iv) all executive officers and directors of the Company and its subsidiaries, as a group:

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)		Percent of Class(2)
Neuberger Berman, Inc.(3) Neuberger Berman, LLC Neuberger Berman Management Inc. Neuberger Berman Genesis Fund 605 Third Avenue New York City, NY 10158-3698	1,953,708		7.79%
FMR Corp.(4) Fidelity Management and Research Company 82 Devonshire Street Boston, MA 02109	1,884,359		7.51%
T. Rowe Price Associates, Inc.(5) 100 E. Pratt Street Baltimore, Maryland 21202	1,394,000		5.56%
Dominic Ng	776,342		3.09%
Julia Gouw	243,156	(6)	*
Peggy Cherng	3,521		*
John Kooken	3,521		*
Herman Li	16,619		*
Jack Liu	18,619	(7)	*
Keith Renken	20,277		*
Donald Chow	28,810		*
Douglas Krause	73,134		*
William Lewis	12,057		*
All Directors and Executive Officers, as a group (10 persons)	1,196,056		4.77%

*
Less than 1%.

(1)
Except as otherwise noted and except as required by applicable community property laws, each person has sole voting and disposition powers with respect to the shares.

(2)
Shares which the person (or group) has the right to acquire within 60 days after the Record Date are deemed to be outstanding in calculating the ownership and percentage ownership of the person (or group). Specifically, the following individuals have the right to acquire the shares indicated after their names upon the exercise of such stock options: Mr. Ng, 670,500; Ms. Gouw, 162,250; Ms. Cherng, 2,500; Mr. Kooken, 2,500; Mr. Li, 7,500; Mr. Liu, 12,500; Mr. Renken, 13,750; Mr. Chow, 14,125; Mr. Krause, 22,125; Mr. Lewis, 7,650. The aggregate number of shares issuable upon the exercise of options currently exercisable held by the directors and officers, as a group is 915,400.

(3)
Based on Schedule 13(G) filed with the Securities and Exchange Commission on February 13, 2004.

(4)
Based on Schedule 13(G) filed with the Securities and Exchange Commission on February 17, 2004.

(5)
Based on Schedule 13(G) filed with the Securities and Exchange Commission on February 5, 2004.

(6)
500 of these shares are owned by family members for whom Ms. Gouw has voting and investment power; Ms. Gouw disclaims any beneficial interest in such shares.

(7)
5,000 of these shares are owned by Yuan Yi Tsui, the wife of Mr. Liu; Mr. Liu disclaims any beneficial ownership in such shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), requires that the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities file with the Securities and Exchange Commission (the "SEC"), and with each exchange on which the Common Stock trades, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent holders are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of reports provided during the fiscal year ended December 31, 2003, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors Recommends a Vote "For" All Nominees

Board of Directors and Nominees

        The Company's Certificate of Incorporation and Bylaws provide that the number of directors shall be determined from time to time by the Board of Directors but may not be less than five. The Board of Directors is currently composed of seven members. The Bylaws further provide for the division of the directors into three classes of approximately equal size. Two members shall be elected to a three-year term at the Meeting of Stockholders in 2004, two members shall be elected to a three-year term at the annual meeting of stockholders in 2005, and three members shall be elected to a three-year term at the annual meeting of stockholders in 2006.

        The directors proposed for election at the Meeting, Julia Gouw and Peggy Cherng, were appointed to the Board of Directors in 1997 and 2002 respectively. Ms. Gouw and Dr. Cherng have indicated their willingness to serve and unless otherwise instructed, Proxies will be voted in such a way as to effect, if possible, the election of Ms. Gouw and Dr. Cherng. In the event that Ms. Gouw or Dr. Cherng should be unable to serve as a director, it is intended that the Proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that Ms. Gouw or Dr. Cherng will be unavailable to serve on the Board of Directors.

        None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company. As of the date hereof, no directorships are held by any director with a company which has a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940 except that Mr. Ng is a director of ESS Technology, Inc. and of PacifiCare Health Systems Inc., Mr. Renken is a director of 21st Century Insurance, and Dr. Cherng is a director of Worldwide Restaurant Concepts, Inc.

        The following table sets forth certain information with respect to the Board's nominees for director and the current continuing directors of the Company. All directors of the Company are also directors of East West Bank (the "Bank"), the Company's principal subsidiary. Executive officers serve at the pleasure of the Board of Directors, subject to restrictions set forth in their employment agreements. See

"ELECTION OF DIRECTORS—Compensation of Executive Officers—Employment and Change of Control Agreements".

Name of Director	Age(1)	Year First Elected or Appointed(2)	Current Term to Expire
Nominees for term expiring 2007:
Peggy Cherng	56	2002	2007
Julia Gouw	44	1997	2007
Continuing Directors:
Herman Li	51	1998	2005
Dominic Ng	45	1991	2005
John Kooken	72	2002	2006
Jack Liu	45	1998	2006
Keith Renken	69	2000	2006

(1)
As of March 1, 2004.

(2)
Refers to the earlier of the year the individual first became a director of the Company and the Bank.

        The principal occupation during the past five years of each director and nominee is set forth below. All directors have held their present positions for at least five years, unless otherwise stated.

        Dominic Ng has served as a director of the Bank since 1991, as President and Chief Executive Officer of the Bank since 1992, and was elected Chairman of the Board in 1998. Mr. Ng has held the same positions with the Company since its formation. Prior to joining the Bank, he was President and CEO of Seyen Investment Inc. He also spent over a decade as a CPA at Deloitte & Touche LLP. Mr. Ng serves on the Board of ESS Technology, Inc. and of PacifiCare Health Systems Inc. He also serves on the boards of the California Bankers' Association and the Anderson School at UCLA.

        Julia Gouw has served as Executive Vice President and Chief Financial Officer of the Bank since 1994 and as a director of the Bank since 1997, and has held these same positions with the Company since its formation. Prior to joining the Bank in 1989 as Vice President and Controller, Ms. Gouw was a Senior Audit Manager with KPMG Peat Marwick. She is on the Board of Visitors of UCLA School of Medicine, the Board of Directors of Huntington Memorial Hospital, and is a member of the Financial Executives' Institute and the California Society of CPAs.

        Peggy Cherng is President and Chief Executive Officer of Panda Restaurant Group, which operates over 600 restaurants throughout the nation under the Panda Express, Panda Inn, and Hibachi-San names. Dr. Cherng is a director of Worldwide Restaurant Concepts, Inc. She also serves on the Board of Directors of Methodist Hospital of Southern California, The Board of Visitors of the Peter F. Drucker Graduate School of Management, Claremont Graduate University and the Board of Directors of the National Restaurant Association. Dr. Cherng has received numerous awards in the professional and philanthropic communities in the last decade.

        John Kooken is the retired Chief Financial Officer and Vice Chairman of Security Pacific Corp., the parent of Security Pacific National Bank. He was a director of Golden State Bancorp until its acquisition in 2002. He is a member of the Board of Directors of Huntington Memorial Hospital and of the Board of Directors for the Children's Bureau of Southern California.

        Herman Y. Li is Chairman of the C&L Restaurant Group, a franchisee of Burger King and Denny's which owns and operates 60 Burger King and 8 Denny's restaurants throughout the nation. He is a member of the executive committee of Burger King Corporation's Diversity Action Council, member of the Board of Directors of the National Burger King Franchisee Association, and president of the Burger King Asian Franchise Association. The Asian Business Association of Los Angeles in 1997 honored Mr. Li as "Asian Business Owner of the Year."

        Jack C. Liu, Esq., is the senior advisor for Morgan Stanley International Real Estate Fund and is president and director of its affiliate MSUB Asset Management Corp. in Taipei, Taiwan. Previously, during the period from 2000 to 2001, he was president of the Asia region of Global Gateway, L.P. He is also of counsel to the Deacons/Alliance International Law Offices in Taipei, Taiwan, which he first joined in 1999. Prior to 1999, Mr. Liu practiced with the law firm of Morgan Lewis & Bockius LLP, Los Angeles office. Mr. Liu's legal expertise is in international corporate, securities, banking regulations and real estate investment matters.

        Keith W. Renken is the Managing Partner of Renken Enterprises, a consulting company. He is a former senior partner of Deloitte, LLP, from which he retired in 1992. He is now a professor at the University of Southern California. Mr. Renken is a director of 21st Century Insurance and several private companies. His many honors include the "Distinguished Business Leader Award" from the Los Angeles Area Chamber of Commerce.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

        The Company is committed to having sound corporate governance principles. These principles are essential to running the Company's business efficiently and to maintaining the Company's integrity in the marketplace. The Company has adopted formal Corporate Governance Guidelines to explain our corporate governance principles to investors. In addition, the Company has also adopted a Code of Ethical Conduct. These guidelines, as well as our Code of Ethics and other governance matters of interest to investors, are available through our website at http://www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

DIRECTOR INDEPENDENCE/FINANCIAL EXPERTS

        The Company's Board of Directors has conducted a review regarding the "independence" of each of its members under the standards of Rule 4200(a) (15) of the National Association of Securities Dealers listing standards. The Board has determined that 5 of its 7 members, all of whom are non-employee directors, satisfy NASDAQ's "independence" requirements. These independent directors are: Peggy Cherng, John Kooken, Herman Y. Li, Jack C. Liu and Keith W. Renken. Accordingly, a majority of the Board of Directors, and each member of its Audit, Compensation, and Nominating/Corporate Governance Committees, satisfy the independence requirements of NASDAQ.

        In addition, the Board of Directors has conducted a review regarding the qualifications of each member of the Audit Committee under the standards of Rule 4350(d) (2) of the National Association of Securities Dealers listing standards and Section 10A(m) of the Exchange Act and determined that all members meet these standards.

        The Company's Board of Directors has also conducted a review regarding whether any members of the Audit Committee meet the criteria to be considered a "financial expert" as that term is defined by the SEC. Based on its review, the Board determined that at least two of the three members of the Audit Committee, John Kooken, its chairman, and Keith Renken, qualify as "financial experts" by reason of their prior job experience as the chief financial officer of a publicly traded company and a certified public accountant, respectively.

COMMITTEES OF THE BOARD OF DIRECTORS

        The business of the Company's Board of Directors is conducted through its meetings, as well as through meetings of its committees. Set forth below is a description of the committees of the Board.

        The Audit Committee reviews and reports to the Board on various auditing and accounting matters. The Audit Committee also engages the independent public accountants, reviews the scope and results of the procedures for internal auditing, reviews the Company's financial statements, reviews the independence of the Company's independent auditors, and approves all auditing and non-auditing services performed by its independent auditors. The Audit Committee currently consists of Keith Renken, Herman Li, and John Kooken as its chairman. All members of the Audit Committee have been determined by the Board to be independent under the standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Bank also has an Audit Committee, which consists of the same directors who comprise the Company's Audit Committee and which generally meets jointly with the Company's Audit Committee. The Audit Committees met ten times in 2003. The charter of the Audit Committee is attached hereto as Appendix A and is available through the Company's website at http://www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

        The Nominating/Corporate Governance Committee nominates persons for election as directors and reviews corporate governance matters. The Nominating/Corporate Governance Committee currently consists of Jack Liu, John Kooken, and Herman Li as chairman. All members of the Nominating/ Corporate Governance Committee have been determined by the Board to be independent under the standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Bank also has a Nominating/Corporate Governance Committee, which consists of the same directors who comprise the Company's Nominating/Corporate Governance Committee and which generally meets jointly with the Company's Nominating/Corporate Governance Committee. The joint Nominating/ Corporate Governance Committees met one time in 2003. The charter of the Nominating/Corporate Governance Committee is available through the Company's website at http://www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

        The Compensation Committee establishes executive compensation policies as well as the actual compensation of the Chief Executive Officer. The Compensation Committee currently consists of Peggy Cherng, Keith Renken, and Jack Liu as chairman. All members of the Compensation Committee have been determined by the Board to be independent under the standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Bank also has a Compensation Committee, which consists of the same directors who comprise the Company's Compensation Committee and which generally meets jointly with the Company's Compensation Committee. The Compensation Committees met three times in 2003. The charter of the Compensation Committee is available through the Company's website at http://www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

        The Executive Committee is authorized to exercise certain powers of the Board of Directors during intervals between the meetings of the Board of Directors. The Executive Committee currently consists of Dominic Ng and Julia Gouw. The Bank also has an Executive Committee, which consists of the same directors who comprise the Company's Executive Committee. The Company's Executive Committee met five times in 2003 and the Bank's Executive Committee met twenty times in 2003. The charter of the Executive Committee is available through the Company's website at http://www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

        The Company's Board of Directors met six times during 2003. All of the directors attended 100% of the meetings of the Board of Directors and of the committees on which he or she served in 2003. The policy of the Company is to encourage all directors who are being elected and all directors who are also employees of the Company to attend the annual meeting of stockholders. All of these directors attended the 2003 annual meeting of stockholders.

Consideration of Director Nominees

Stockholder nominees

        The policy of the Nominating/Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described below under "Identifying and Evaluating Nominees for Directors." In evaluating such nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under "Director Qualifications." Any Stockholder nominations proposed for consideration by the Nominating/Corporate Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

  Corporate Secretary
  East West Bancorp, Inc.
  415 Huntington Drive
  San Marino, CA 91108

        In addition, nominations for director may be made by any stockholder entitled to vote for the election of directors if proper notice is given in accordance with the Bylaws. Notice of a stockholder's intention to make any nominations must be made in writing and must be delivered to the Secretary of the Company at the principal executive offices of the Company, no later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the meeting at which directors are to be elected. However, in the event that less than sixty-five (65) days notice of the meeting is given to stockholders, notice by the stockholder to be timely must be delivered not later than the close of business on the seventh (7th) day following the date of mailing notice of the meeting to stockholders. Such notification shall contain the following information: (a) all information about each proposed nominee that would be required in a proxy solicitation under the federal proxy rules; (b) the name and address of the notifying stockholder; and (c) the number of shares of the Company's Common Stock beneficially owned by the notifying stockholder. Nominations not made in accordance with the requirements in the Bylaws may be disregarded.

Director Qualifications

        The Company's Corporate Governance Guidelines contain Board membership criteria that apply to Nominating/Corporate Governance Committee-recommended nominees for a position on the Board. Under these criteria, members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, finance, accounting, law or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties.

Identifying and Evaluating Nominees for Directors

        The Nominating/Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating/Corporate Governance regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating/Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating/Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating/Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating/Corporate Governance Committee considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating/Corporate Governance Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the Company's annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating/Corporate Governance Committee. In evaluating such nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

COMMUNICATIONS WITH THE BOARD

        The Company's Board of Director welcomes suggestions and comments from stockholders. All stockholders are encouraged to attend the annual meeting of stockholders where senior management and outside auditors, as well as members of the Board, will be available to answer questions. Stockholders may also send written communications to the Board by writing to the Secretary of the Board of Directors at East West Bancorp, Inc., 415 Huntington Drive, San Marino, CA 91108. All communications (other than commercial communications soliciting the sale of goods or services to, or employment with, the Company or directors of the Company) will be directed to the appropriate committee or to the Chairman of the Board or to any individual director specified in the communication, as applicable.

EXECUTIVE SESSIONS

        Executive sessions of non-management directors are generally held after every regularly scheduled Board meeting, at least six times a year. The sessions are scheduled and chaired by a presiding director on a rotating basis by the Chair of the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee. Any non-management director can request that an additional executive session be scheduled.

STOCK OWNERSHIP GUIDELINES

        Directors and executive officers are encouraged to own the Company's Common Stock to further align management's financial interests with stockholders' interests. Under the Company's stock ownership guidelines for directors, all directors who have served at least one three-year term should accumulate at least $50,000 of Common Stock. Guidelines for senior officers are also in place and constitute share ownership in an amount having a market value equivalent to a multiple of the individual's annual base salary, depending upon that individual's management level, to be achieved within three years of becoming subject to the guideline. Stock ownership guidelines for directors and senior officers can be found through the Company's website at http://www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

COMPENSATION OF DIRECTORS

        Employees of the Company and its subsidiaries are not compensated for service as directors of the Company or its subsidiaries. Nonemployee directors receive an annual retainer of $15,000, plus $1,000 for each Board and committee meeting attended. The committee chair receives an additional annual retainer of $3,000. Nonemployee directors may elect to receive their annual retainer in the form of Common Stock, at a 25% risk premium. Nonemployee directors also receive an annual grant of $15,000 of restricted stock with a 25% risk premium and with a three-year cliff vesting.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        It is expected that until the executive officers of the Company begin to devote significant time to the separate management of the Company and the Bank, which is not expected to occur until such time as the Company becomes actively involved in additional businesses, the executive officers will only receive compensation for services as executive officers and employees of the Bank, and no separate compensation will be paid for their services to the Company. The following table sets forth the name and compensation of the Named Executive Officers for the fiscal years ended December 31, 2003, 2002, and 2001:

		Annual Compensation				Long-term Compensation
Name and principal position	Year	(1) Salary	(1) Bonus	(2) Other Annual Compensation		Restricted Stock Awards	Shares Underlying Options (#)	(3) All Other Compensation
Dominic Ng Chairman, President, and Chief Executive Officer	2003 2002 2001	$625,000 570,835 498,353	$1,475,706 950,000 600,000		$74,204 57,203 66,438	$2,554 — —	500 500,100 200	$85,818 506,798 69,964	(4)
Julia Gouw Executive Vice President, Chief Financial Officer, and Director	2003 2002 2001	$235,231 222,937 222,269	$260,000 200,000 210,000		$32,326 29,514 28,212	$55,394 210,000 —	500 20,100 200	$35,240 50,051 39,769
Douglas Krause Executive Vice President, General Counsel, and Corporate Secretary	2003 2002 2001	$167,040 155,969 155,189	$120,000 85,000 85,000		$2,216 3,358 3,644	$55,394 105,000 —	500 8,100 15,200	$11,539 24,250 14,130
Donald Chow Executive Vice President, Commercial Lending	2003 2002 2001	$160,487 156,708 150,681	$100,000 50,000 60,000		$830 261 —	$55,394 52,500 —	500 8,100 10,200	$18,261 19,781 19,526
William Lewis Executive Vice President, Chief Credit Officer	2003 2002 2001	$164,000 149,128 —	$90,000 — —	$	— — —	$87,098 52,500 —	10,500 10,100 —	$20,140 7,700 —

(1)
Includes compensation deferred at election of executive and the year upon which such compensation was earned.

(2)
Represents interest paid on deferred compensation that, under applicable SEC guidelines, is deemed above-market interest.

(3)
Represents employer contributions to the 401(k) Plan, unused vacation pay, automobile allowances, and financial planning services, and employer matching contributions to a separate officers' excess plan to compensate for salary and bonus limitations of permitted 401(k) contributions. The excess plan was terminated in 2003. The named executive officers are also provided with certain group life, health, and medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules.

(4)
$350,000 of this amount was a special one-time bonus paid in 2002 as a result of the determination of the Compensation Committee that CEO compensation was, for at least several years, less than merited, based on performance and as compared to peer banks. The options granted in 2002 to the CEO were intended by the Compensation Committee to be considered a three-year grant of stock options, with a new grant being considered in 2005.

Option Grants

        The following stock options were granted during 2003 to the Named Executive Officers pursuant to the Company's Stock Incentive Plan.

Option/SAR Grants in the Last Fiscal Year

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in FY 2003		Exercise Price ($/Share)		Expiration Date	Grant Date Present Value(2)
Dominic Ng	500	0.67%			$33.2500	2/28/2010		$4,155
Julia Gouw	500	0.67%			$33.2500	2/28/2010		$4,155
Douglas Krause	500	0.67%			$33.2500	2/28/2010		$4,155
Donald Chow	500	0.67%			$33.2500	2/28/2010		$4,155
William Lewis	10,000 500	13.47 0.67	% %	$ $	34.5500 33.2500	1/28/2010 2/28/2010	$ $	86,400 4,155

(1)
The options were granted pursuant to the Stock Incentive Plan. The options become exercisable in annual installments of 25% on each of the first, second, third and fourth anniversary dates of the grant. The options may be exercised at any time prior to their expiration by tendering the exercise price in cash, check or in shares of stock valued at fair market value on the date of exercise. In the event of a change in control (as defined), the options will become exercisable in full. The options may be amended by mutual agreement of the optionee and East West Bancorp.

(2)
The estimated present value at grant date of options granted during fiscal year 2003 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of 3.5 years; risk-free interest rate of 2.3%, representing the interest rate on U.S. government zero-coupon bonds with maturities corresponding to the estimated time until exercise; a volatility rate of 33.4%; and a dividend yield of 1.2%, representing the current $0.40 per share annualized dividends divided by the fair market value of the common stock on the date of grant. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

Option Exercises and Holdings.

        The following table sets forth certain information concerning options held by the Named Executives under the Company's Stock Incentive Plan:

Aggregated Option Exercises During Fiscal Year 2003
Option Values on December 31, 2003

			Number of Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003
Name	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dominic Ng	110,000	$4,104,745	645,375	375,800	$25,405,608	$8,058,752
Julia Gouw	60,000	$2,082,454	157,125	15,800	$6,779,648	$436,352
Douglas Krause	—	$—	16,250	14,300	$567,492	$407,435
Donald Chow	3,000	$95,500	9,500	11,800	$308,120	$333,704
William Lewis	—	$—	2,525	18,075	$69,585	$410,270

Securities Authorized for Issuance under Equity Compensation Plans

        The following table provides information as of December 31, 2003 regarding equity compensation plans under which equity securities of the Company were authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)) (c)
Equity compensation plans approved by security holders	2,210,375	$21.85	840,300
Equity compensation plans not approved by security holders	—	$—	—
Total	2,210,375	$21.85	840,300

Retirement Plans

        The Company has two retirement plans. The Company's 401(k) Plan (the "401(k) Plan") is a qualified retirement plan under the Internal Revenue Code of 1986 as amended (the "Code") and is open to all employees of the Company and its subsidiaries with at least three months of service. In 2003, the Company matched 100% of employee salary contributions to the 401(k) Plan, up to a maximum contribution of $12,000 per employee. The matching is in the form of the Company's Common Stock, and the employees are not restricted in their ability to sell the Common Stock and reinvest in other permitted investments.

        The Company also has a Supplemental Executive Retirement Plan (the "SERP") which provides supplemental retirement benefits to certain employees whose contributions to the 401(k) Plan are, under applicable Internal Revenue Service regulations, limited. The Board of Directors designates those employees who are eligible to participate in the SERP. The Board has designated Mr. Ng, Ms. Gouw, Mr. Chow and Mr. Krause as participants in the SERP. Benefits under the SERP include income generally payable commencing upon a designated retirement date until age 80 and a death benefit for the participant's designated beneficiaries based on the present value of the projected future payments. Participants will be entitled to a projected benefit equal to 50% of his or her 2001 total compensation, adjusted 3% per year for cost of living. The designated retirement date is the 20th anniversary of employment by the Company and early retirement after 15 years is permitted with lower benefits. SERP benefits begin to vest after 15 years of service, however vesting accelerates to 100% upon a change in control of the Company. Upon a termination of employment for "cause," the participant forfeits all benefits. The participant is entitled to all vested benefits in the case of a termination without "cause," however, if a participant voluntarily resigns prior to becoming 100% vested, his or her benefits are forfeited. The Company has purchased life insurance contracts on the participants in order to finance the cost of these benefits and it is anticipated that, because of the tax-advantaged effect of this life insurance investment, the return on the life insurance contracts will be approximately equal to the accrued benefits to the participants under the SERP, other than in the event of accelerated vesting because of a change of control. As of December 31, 2003, Mr. Ng, Ms. Gouw, Mr. Chow and Mr. Krause respectively had 12, 14, 10 and 7 years of service under the SERP.

        The SERP is an unfunded non-qualified plan, which means that the participants have no rights under the SERP beyond those of a general creditor of the Company, and there are no specific assets set aside by the Company in connection with the plan. There are accordingly no assurances to the participants that the Company will upon retirement be able to pay the accrued benefits. The SERP is not an employment contract.

Employment and Change of Control Agreements

        The Bank, the Company's principal subsidiary, has entered into employment agreements with certain of its executive officers intended to ensure that the Bank will be able to maintain a stable and competent management base. The Bank entered into an employment agreement with its CEO, Mr. Ng, in June 1998 in connection with the sale of the Bank by its prior stockholders. This employment agreement provides for a three-year term, which extends automatically unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation. In addition to a base salary and bonus to be determined annually, the employment agreement provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year.

        In the event the Bank chooses to terminate Mr. Ng's employment for any reason other than for cause (as defined in the employment agreement), or in the event of Mr. Ng's resignation from the Bank upon (i) failure to re-elect him to his current offices; (ii) a material change in his functions, duties or responsibilities; (iii) a relocation of his principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank; (v) a breach of the agreement by the Bank; or (vi) his death or permanent disability, Mr. Ng, or, in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of (i) the remaining payments due to him and the contributions that would have been made on his behalf to any employee benefit plans of the Bank during the remaining term of the employment agreement and (ii) three times the preceding taxable year's base salary and bonus. In addition, Mr. Ng will be entitled to an additional payment to the extent he is subject to an excise tax because such severance benefits constitute "excess parachute payments," as defined in the Code. In general, under the Code, an "excess parachute payment" is the amount by which payments contingent on a change in ownership or control exceed three times the employee's average annual compensation over five years.

        Certain other executive officers have agreements providing that, should they be terminated without cause or should they resign for good reason, including a detrimental change in responsibilities or a reduction in salary or benefits, the Bank shall pay such executive officer a designated lump sum. The payments range from six months to three years of base salary plus bonuses and certain benefits.

        If all of the executive officers with these agreements were terminated without cause following a change in control, the executive officers would be entitled to receive an aggregate payment of approximately $11.5 million (estimated as of February 29, 2004). In addition, existing options and restricted stock issued under the Company's 1998 Stock Incentive Plan and benefits under the SERP, also will vest upon a change of control. Although the above-described employment agreements could increase the cost of any acquisition of control of the Company or the Bank, management does not believe that the terms thereof would have a significant anti-takeover effect.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Company's Compensation Committee establishes the general policies regarding compensation of the executive officers and approves the specific compensation levels for the Chief Executive Officer. The Compensation Committee also reviews the compensation of the executive officers and approves all grants of incentive shares. The members of the Compensation Committee are Peggy Cherng, Keith Renken, and Jack Liu as its chairman. Each member of the Compensation Committee is independent under the standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

        Set forth below is a report of the Company's Compensation Committee addressing the compensation policies for 2003 applicable to the Company's Chief Executive Officer.

OVERALL PHILOSOPHY

        The goals of the executive compensation and benefits programs are to enable the Company to attract and retain high caliber executives, provide a total compensation package in a cost effective manner, encourage management ownership of the Company's Common Stock and to maximize return to its stockholders.

        The Company's philosophy is to provide a compensation program that is designed to reward achievement of the Company's goals and objectives and to provide total compensation opportunities that are competitive when compared with those of comparable financial institutions.

        To achieve these objectives:

  •
  The principal objective of the salary program is to maintain salaries that are targeted at the median for comparable positions in similarly sized financial institutions,

  •
  Annual incentives are designed to reward for overall Company success and individual performance and provide total cash compensation opportunities above competitive levels when warranted by performance, and

  •
  The principal objective of the long-term stock-based incentive plan is to align management's financial interests with those of the Company's stockholders, provide incentive for management ownership of the Company's Common Stock, support the achievement of long-term financial objectives, and provide for long term incentive reward opportunities.

        Employee benefits are offered to provide a competitive total compensation program and to encourage retention of key employees.

ELEMENTS OF THE COMPENSATION PROGRAM

        There are three principal elements of the executive compensation program—base salary, bonus compensation (annual incentive) and long-term stock-based incentive compensation (stock options or restricted stock). In determining each component of compensation, the total compensation package of each executive is considered.

Base Salaries

        The salary of each executive officer is determined initially according to competitive pay practices, level of responsibility, prior experience, and breadth of knowledge, as well as internal equity issues. The Company uses its discretion rather than a formal weighting system to evaluate these factors and to determine individual base salary levels. Thereafter, base salaries are reviewed on an annual basis, and increases are made based on a subjective assessment of each executive's performance, as well as the factors described above.

Annual Incentives

        The Company provides annual incentives to all employees, including executive officers. Annual incentives are intended to reward for overall Company success and individual performance and provide total cash compensation opportunities above competitive levels when warranted by performance. In 2002, the stockholders of the Company approved the Company's Performance-Based Bonus Plan (the "Bonus Plan"). The Bonus Plan was adopted in light of Code Section 162(m), which does not permit a publicly traded company to deduct compensation in excess of $1,000,000 unless the compensation in excess of $1,000,000 is "performance based." The Bonus Plan is structured so that bonuses paid under the Plan will qualify as "performance-based" compensation. To qualify as performance-based, the bonus must be determined by measurable and objective financial criteria, such that the amount of the bonus, once the formula is established, is non-discretionary. Because bonuses are paid under the Bonus Plan only if the Company's financial or other results meet or exceed certain quantifiable performance goals established by the Compensation Committee, the Compensation Committee believes that the Company may deduct such bonuses for Federal income tax purposes even if the bonus payments, together with salary, paid to an executive officer in any one year may exceed $1 million. Currently, Mr. Ng, the CEO of the Company, is the only officer participating in the Bonus Plan.

        For other executive officers' bonuses, the Company considers individual contributions, business unit performance and overall corporate performance. Actual awards, if any, are also based on a subjective assessment of each executive officer's individual performance. No formal weightings are assigned to these levels of performance.

Long-Term Stock-Based Incentives

        The Company believes that long-term incentive compensation opportunities should be dependent on stock-based measures to strengthen the alignment between management's interests and those of Company's stockholders. Under its 1998 Stock Incentive Plan, the Company generally grants incentive shares to all executive officers of the Company and the Bank. All stock options have been granted at an option price not less than the fair market value of the common stock on the date of grant. Thus, stock options have value only if the stock price appreciates from the date the options are granted. The result is a focus by all executive officers on the creation of stockholder value over the long term.

        In determining the number of incentive shares granted to individual executives, individual contributions, business unit performance, competitive practices, the number of incentive shares previously granted, and value of the stock on the date of the grant are considered. Formal weightings have not been assigned to these factors.

CHIEF EXECUTIVE OFFICER COMPENSATION

        The bonus of the Chief Executive Officer is described in the Summary Compensation Table. This indicated bonus was determined pursuant to the Bonus Plan and the terms of Mr. Ng's employment contract. The bonus was based on the satisfaction of performance criteria determined by the Board. The performance criteria established for 2003 were based on the following target goals with the following weightings: Earnings per Share—20%; Non-Performing Assets—20%; Return on Equity—15%; Return on Assets—15%; Deposit Increase—10%; Loan Increase—10%; and Non-Interest Income Increase—10%. The targeted bonus amount was 125% of base salary and is adjusted up or down depending on the degree of goal achievement. Goal achievement of 66 2/3% or less results in a bonus of 0, goal achievement of less than 100% results in a 3 1/3% drop in bonus for every 1% reduction in goal achievement, and goal achievement of over 100% results in an increased bonus of 3 1/3% for every 1% increase in goal achievement. The maximum bonus will be 250% of base salary. The bonus paid for 2003 was derived strictly from this formula, with no adjustments being made by the Compensation Committee and no bonuses being paid outside of the Bonus Plan.

Dated: March 26, 2004	THE 2004 COMPENSATION COMMITTEE
Jack Liu, Chairman Peggy Cherng Keith Renken

        The Compensation Committee Report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 (the "Securities Act") or the Exchange Act except to the extent the Company specifically incorporates this Compensation Committee Report therein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation Committee is, or ever has been, an officer or employee of the Company or any of its subsidiaries.

        Except as provided herein, there are no existing or proposed material transactions between the Company or the Bank and any of its executive officers, directors, or the immediate family or associates of any of the foregoing persons.

REPORT BY THE AUDIT COMMITTEE

        The Audit Committee operates pursuant to a written charter most recently revised and adopted by the Company's Board of Directors on November 19, 2003. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A and is available through the Company's website at http://www.eastwestbank.com by clicking on Investor Information and then Corporate Governance.

        The Board of Directors has determined that each of the members of the Audit Committee is independent under the standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

        In performing its function, the Audit Committee has among other tasks:

  •
  reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2003 with management and with the independent auditors;

  •
  discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and

  •
  received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditors' independence.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

Dated: March 26, 2004	THE 2004 AUDIT COMMITTEE
John Kooken, Chairman Keith Renken Herman Li

        The Audit Committee Report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Committee Report therein.

STOCK PERFORMANCE GRAPH

        The following graph shows a comparison of stockholder return on the Company's Common Stock based on the market price of the Common Stock assuming the reinvestment of dividends, with the cumulative total returns for the companies in the Standard & Poor's 500 Index and the SNL Western Bank Index for the period beginning on February 8, 1999, the first day of trading in the Company's Common Stock, through December 31, 2003. This graph is historical only and may not be indicative of possible future performance of the Common Stock.

Total Return Performance

	Period Ending
Index
	02/08/99	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
East West Bancorp, Inc.	100.00	119.81	263.36	273.38	386.27	580.61
S&P 500*	100.00	119.52	108.89	96.05	74.76	96.23
SNL Western Bank Index	100.00	115.91	153.45	134.19	146.82	198.89

*
Source:  CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004.
Used with permission. All rights reserved. crsp.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company from time to time may lend money through its subsidiary the Bank to various directors and corporations or other entities in which a director may own a controlling interest. These loans (i) are made in the ordinary course of business, (ii) are made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) do not involve more than a normal risk of collectibility and do not present other unfavorable features. The Company does not have, and does not intend to make, any loans to executive officers. None of the directors or executive officers of the Company, or any associate or affiliate of such persons, had any other material interest, direct or indirect, in any transaction during the past year or any proposed transaction with the Company.

INDEPENDENT AUDITORS

        The independent auditor of the Company and the Bank is Deloitte & Touche LLP. Deloitte & Touche LLP performs both audit and non-audit professional services for and on behalf of the Company and its subsidiaries.

        The following table sets forth information regarding the aggregate fees billed for services rendered by Deloitte & Touche LLP for the fiscal years ended December 31, 2003 and 2002:

	2003	2002
Audit Fees(a)	$184,800	$221,100
Audit-Related Fees(b)	$66,000	$—
Tax Fees(c)	$—	$—
All Other Fees(d)	$18,310	$77,058

(a)
Includes fees paid by the Company to Deloitte & Touche for professional services rendered by Deloitte and Touche for the audit of the Company's consolidated financial statements in the Form 10-K and review of financial statements included in Form 10-Qs and for services that are normally provided by an accountant in connection with statutory and regulatory filings or engagements.

(b)
Includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, including examinations of management assertions as to the effectiveness of internal control over financial reporting.

(c)
Includes fees for tax compliance, tax advice and tax planning.

(d)
Includes fees for any service not included in the first three categories above, including services rendered in connection with audits of the Company's 401(K) Plan.

        All work performed by independent auditors must be pre-approved by the Audit Committee. All audit-related, tax and other services were reviewed and approved by the Audit Committee, which concluded that the provision of these limited services by Deloitte & Touche LLP did not compromise that firm's independence in the conduct of its auditing function. All professional services rendered by Deloitte & Touche LLP during 2003 were furnished at customary rates and terms.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors Recommends a Vote "For" the Ratification of Auditors

        Deloitte & Touche LLP has been approved by the Audit Committee of the Company to be the independent auditors of the Company for the 2004 fiscal year. The stockholders are being asked to ratify the selection of Deloitte & Touche LLP. If the stockholders do not ratify such selection by the affirmative vote of a majority of the votes cast, the Audit Committee will reconsider its selection. Under applicable SEC regulations, the selection of the independent auditors is solely the responsibility of the Audit Committee.

        Representatives from the firm of Deloitte & Touche LLP will be present at the Meeting and will be given the opportunity to make a statement if they desire to do so, and will be available to respond to stockholders' questions.

PROPOSALS OF STOCKHOLDERS

        Proposals of stockholders intended to be included in the proxy materials for the 2005 annual meeting of stockholders must be received by the Secretary of East West Bancorp, 415 Huntington Drive, San Marino, California 91108, by December 10, 2004 (120 days prior to the anniversary of this year's mailing date).

        Under Rule 14a-8 adopted by the SEC under the Exchange Act, proposals of stockholders must conform to certain requirements as to form and may be omitted from the proxy statement and proxy under certain circumstances. In order to avoid unnecessary expenditures of time and money by stockholders and by the Company, stockholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal.

        SEC rules also establish a different deadline for submission of shareholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2005 annual meeting of stockholders is February 23, 2005 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal without discussion when and if the proposal is raised at the 2005 annual meeting of stockholders.

        The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at the Meeting. The enclosed Proxy grants the Proxyholders discretionary authority to vote on any matter properly brought before the Meeting.

ANNUAL REPORT

        The Annual Report for the fiscal year ended December 31, 2003 will also be mailed to all stockholders. The Annual Report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Deloitte & Touche LLP, the Company's independent auditors.

        Stockholders may obtain without charge a copy of the Company's annual report on Form 10-K including financial statements required to be filed with the SEC pursuant to the Exchange Act for the fiscal year ended December 31, 2003 by writing to East West Bancorp, Inc. at 415 Huntington Drive, San Marino, California 91108.

OTHER BUSINESS

        Management knows of no business, which will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the Proxyholders to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors and authority to do so is included in the Proxy.

East West Bancorp, Inc.

Douglas P. Krause Executive Vice President, General Counsel, and Corporate Secretary
San Marino, California March 29, 2004

Exhibit A

EAST WEST BANCORP, INC.
AUDIT COMMITTEE CHARTER

MISSION

        The Audit Committee is appointed by the Board of Directors of East West Bancorp, Inc. (the "Company") to assist in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the internal and external auditors of the Company.

MEMBERSHIP

        The Audit Committee shall consist of at least three members. The members of the Audit Committee shall be appointed by the Board of the Company. The Committee may act as a joint committee with the audit committee of the Board of Directors of East West Bank

        The members of the Audit Committee shall each be "independent," as such term is defined in the Sarbanes-Oxley Act of 2002 (the "Act") and regulations promulgated thereunder and under the rules of the NASDAQ National Market. If the Committee is acting as a joint committee with the audit committee of East West Bank, the members shall also each be "independent" as determined by the Board of East West Bank under Federal Deposit Insurance Corporation Regulation 363.5, and shall not include any large customers of East West Bank.

        Each Committee member shall be able to read and understand financial statements. At least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication such that he or she meets the definition of a "financial expert" as such term is defined in regulations issued by the Securities and Exchange Commission (the "SEC") and such rules as may be issued by the NASDAQ National Market. In addition, at least two members must have banking or related financial management experience.

KEY RESPONSIBILITIES

        The Committee shall perform the functions and have the responsibilities described below:

Oversight of Registered Public Accounting Firm.

        In the course of its oversight of the registered public accounting firm as provided under this Charter, the Committee will be guided by the premise that the independent auditor is ultimately accountable to the Board and the Committee.

  1.
  The Committee shall have the authority and responsibility to appoint, compensate and oversee auditing work of the independent auditor. The independent auditor shall report directly to the Committee.

  2.
  The Committee shall: (i) receive from the registered public accounting firm annually, a formal written statement delineating the relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1; (ii) discuss with the registered public accounting firm the scope of any such disclosed relationships and their impact or potential impact on the independent auditor's independence and objectivity; and (iii) recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

  3.
  The Committee shall review and approve the proposed scope of the annual independent audit of the Company's financial statements and the associated fees, as well as any significant variations in the actual scope of the independent audit and the associated fees. The Committee shall have authority to pay all fees and expenses of the registered public accounting firm as it deems appropriate.

  4.
  The Committee shall review the registered public accounting firm's report relating to reportable conditions in the internal control structure and financial reporting practices.

  5.
  The Committee shall approve in advance any non-audit service permitted by the Act that its registered public accounting firm renders to the Company, unless such prior approval may be waived because of permitted exceptions under the Act. This approval may be delegated to a member of the Committee, who may act on behalf of the Committee in this regard and report any such matters approved at the next Committee meeting.

  6.
  The Committee shall ensure that the lead audit partner assigned by the Company's independent auditor is changed at least every five years.

Oversight of Internal Auditors.

        The Committee shall have oversight and responsibility for the internal audit department. The internal audit department shall report directly and solely to the Committee regarding both audit issues and administrative issues (e.g., resources, budget, appraisals, and compensation). The Committee shall have authority to hire or terminate personnel and approve budgets. The Committee shall review and discuss with management and the registered public accounting firm:

  1.
  The quality and adequacy of the Company's internal accounting controls.

  2.
  Organization of the internal audit department, the adequacy of its resources and the competence of the internal audit staff.

  3.
  The audit risk assessment process and the proposed scope of the internal audit department for the upcoming year and the coordination of that scope with registered public accounting firm.

  4.
  Results of the internal auditors examinations together with management's response thereto.

  5.
  Reports of any material defalcations.

Oversight of Management's Conduct of the Company's Financial Reporting Process.

  1.
  Audited Financial Statements. The Committee shall review and discuss with the registered public accounting firm the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareowners if distributed prior to the filing of Form 10-K) and review and consider with the registered public accounting firm the matters required to be discussed by the applicable Statement of Auditing Standards ("SAS"), including critical accounting policies and practices, alternate treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosure and the treatment preferred by the registered public accounting firm, and other material written communications between the registered public accounting firm and the management of the Company. The Committee will resolve any disagreements between management and the registered public accounting firm of the Company. Based on these discussions, the Committee will advise the Board of Directors whether it recommends that the audited financial statements be included in the Annual Report on Form 10-K (or the Annual Report to Shareowners).

  2.
  Interim Financial Statements. The Committee, through its Chairman or the Committee as a whole, will review, prior to the filing thereof, the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q and the matters required to be discussed by the applicable SAS. The Committee, through its Chairman or the Committee as a whole, will also review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements.

  3.
  Financial Reporting Practices. The Committee shall review, as appropriate, unless already being reviewed by the Board: (i) Changes in the Company's accounting policies and practices and significant judgments that may affect the financial results. (ii) The nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of management.

Assist the Board in Oversight of the Company's Compliance with Policies and Procedures

        The Committee shall review and monitor, as appropriate, unless already being reviewed by the Board:

  1.
  Compliance programs and corrective actions regarding any deficiencies noted by auditors or examiners regarding compliance or compliance programs.

  2.
  Significant findings of any examination by regulatory authorities or agencies and corrective actions regarding any deficiencies noted in regulatory examinations.

Other Duties

        The Committee shall perform the following other duties and shall undertake such additional duties as may be delegated to it by the Board from time to time:

  1.
  Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  3.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

  4.
  Review and approve all transactions with the Company where a director, executive officer, or 5% of greater shareholder, or a member of the immediate family of any of these persons, has a direct or indirect material interest.

  5.
  Make special studies of any allegations of managerial misconduct by its executives.

  6.
  Review on an annual basis the adequacy of this Charter.

        The Committee is responsible for overseeing the above matters and activities by management and the registered public accounting firm. The Committee shall have access to all documents and personnel of the Company and its subsidiaries in performing its responsibilities. The management of the Company however, remain responsible for preparing the financial statements and the registered public accounting firm is responsible for auditing those financial statements. The management and the registered public accounting firm have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

MEETINGS

        Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman of the Board of the Company, or by a majority of the members of the

Committee. At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, legal counsel for the Company, the representatives of the registered public accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.

        The Audit Committee shall regularly meet with the Company's independent auditor with no officers or employees of the Company present.

OUTSIDE ADVISORS

        The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee as deemed appropriate by the Committee. The Committee shall have authority to pay all fees and expenses of such outside advisors as it deems appropriate.

DETACH PROXY CARD HERE

REVOCABLE PROXY
EAST WEST BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS—MAY 17, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned stockholder(s) of East West Bancorp, Inc. (the "Company") hereby nominates, constitutes and appoints Julia Gouw and Douglas P. Krause, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at The Ritz-Carlton Huntington Hotel, 1401 South Oak Knoll Avenue, Pasadena, California at 3:00 p.m., on Monday, May 17, 2004, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 (THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES LISTED) AND 2 (RATIFICATION OF AUDITORS). IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

East West Bancorp, Inc.

To Vote

•    Mark, sign and date your proxy card

•    Return your proxy card in the postage paid envelope provided

SEE REVERSE SIDE FOR REMAINDER OF PROXY

East West Bancorp, Inc.

DETACH PROXY CARD HERE

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY ☒

        This Proxy will be voted "FOR" the election of the Board of Directors' nominees unless authority to do so is withheld.

1.	ELECTION OF DIRECTORS
	Nominee: Julia Gouw Term Expires 2007	☐ FOR	☐ WITHHOLD AUTHORITY
	Nominee: Peggy Cherng Term Expires 2007	☐ FOR	☐ WITHHOLD AUTHORITY
2.	RATIFICATION OF AUDITORS.
	Ratify selection of Deloitte & Touche LLP as independent auditors for the 2004 fiscal year.	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	OTHER BUSINESS	In their discretion, the proxyholders are authorized to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.
I (We) ☐ DO ☐ DO NOT expect to attend the Meeting.
The undersigned hereby ratifies and confirms all that said attorneys and proxyholders, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying said notice.
(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)
Dated: , 2004.

Signature

Signature

PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

Please Detach Here
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope

QuickLinks

GENERAL INFORMATION
BENEFICIAL STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
DIRECTOR INDEPENDENCE/FINANCIAL EXPERTS
COMMITTEES OF THE BOARD OF DIRECTORS
Consideration of Director Nominees
COMMUNICATIONS WITH THE BOARD
EXECUTIVE SESSIONS
STOCK OWNERSHIP GUIDELINES
COMPENSATION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS
Option/SAR Grants in the Last Fiscal Year
Aggregated Option Exercises During Fiscal Year 2003 Option Values on December 31, 2003
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT BY THE AUDIT COMMITTEE
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT AUDITORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSALS OF STOCKHOLDERS
ANNUAL REPORT
OTHER BUSINESS
Exhibit A EAST WEST BANCORP, INC. AUDIT COMMITTEE CHARTER